                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                       The Bank of New York Company, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution, and in the undersigned's name, place and stead and in the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such registration statement or statements including if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC") under the Act, and to sign and file with the SEC any and all amendments to such registration statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, with respect to the registration of up to $2,390,000,000 of debt and equity securities of the Company, including, without limitation, debt securities; shares of preferred stock; shares of Class A preferred stock; depositary shares for such preferred stock or Class A preferred stock; an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights appertaining thereto, the "Common Stock") or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such debt securities, preferred stock or Class A preferred stock; Common Stock; or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2002.

                                                /s/ J. Carter Bacot
                                                --------------------------
                                                J. Carter Bacot

                                POWER OF ATTORNEY
                       The Bank of New York Company, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution, and in the undersigned's name, place and stead and in the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such registration statement or statements including if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC") under the Act, and to sign and file with the SEC any and all amendments to such registration statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, with respect to the registration of up to $2,390,000,000 of debt and equity securities of the Company, including, without limitation, debt securities; shares of preferred stock; shares of Class A preferred stock; depositary shares for such preferred stock or Class A preferred stock; an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights appertaining thereto, the "Common Stock") or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such debt securities, preferred stock or Class A preferred stock; Common Stock; or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2002.

                                                /s/ Frank J. Biondi, Jr.
                                                --------------------------
                                                Frank J. Biondi, Jr.

                                POWER OF ATTORNEY
                       The Bank of New York Company, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution, and in the undersigned's name, place and stead and in the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such registration statement or statements including if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC") under the Act, and to sign and file with the SEC any and all amendments to such registration statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, with respect to the registration of up to $2,390,000,000 of debt and equity securities of the Company, including, without limitation, debt securities; shares of preferred stock; shares of Class A preferred stock; depositary shares for such preferred stock or Class A preferred stock; an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights appertaining thereto, the "Common Stock") or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such debt securities, preferred stock or Class A preferred stock; Common Stock; or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2002.

                                                /s/ William R. Chaney
                                                --------------------------
                                                William R. Chaney

                                POWER OF ATTORNEY
                       The Bank of New York Company, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution, and in the undersigned's name, place and stead and in the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such registration statement or statements including if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC") under the Act, and to sign and file with the SEC any and all amendments to such registration statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, with respect to the registration of up to $2,390,000,000 of debt and equity securities of the Company, including, without limitation, debt securities; shares of preferred stock; shares of Class A preferred stock; depositary shares for such preferred stock or Class A preferred stock; an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights appertaining thereto, the "Common Stock") or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such debt securities, preferred stock or Class A preferred stock; Common Stock; or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2002.

                                                /s/ Nicholas M. Donofrio
                                                --------------------------
                                                Nicholas M. Donofrio

                                POWER OF ATTORNEY
                       The Bank of New York Company, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution, and in the undersigned's name, place and stead and in the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such registration statement or statements including if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC") under the Act, and to sign and file with the SEC any and all amendments to such registration statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, with respect to the registration of up to $2,390,000,000 of debt and equity securities of the Company, including, without limitation, debt securities; shares of preferred stock; shares of Class A preferred stock; depositary shares for such preferred stock or Class A preferred stock; an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights appertaining thereto, the "Common Stock") or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such debt securities, preferred stock or Class A preferred stock; Common Stock; or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2002.

                                                /s/ Alan R. Griffith
                                                --------------------------
                                                Alan R. Griffith

                                POWER OF ATTORNEY
                       The Bank of New York Company, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution, and in the undersigned's name, place and stead and in the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such registration statement or statements including if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC") under the Act, and to sign and file with the SEC any and all amendments to such registration statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, with respect to the registration of up to $2,390,000,000 of debt and equity securities of the Company, including, without limitation, debt securities; shares of preferred stock; shares of Class A preferred stock; depositary shares for such preferred stock or Class A preferred stock; an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights appertaining thereto, the "Common Stock") or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such debt securities, preferred stock or Class A preferred stock; Common Stock; or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2002.


                                                /s/ Gerald L. Hassell
                                                --------------------------
                                                Gerald L. Hassell

                                POWER OF ATTORNEY
                       The Bank of New York Company, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution, and in the undersigned's name, place and stead and in the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such registration statement or statements including if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC") under the Act, and to sign and file with the SEC any and all amendments to such registration statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, with respect to the registration of up to $2,390,000,000 of debt and equity securities of the Company, including, without limitation, debt securities; shares of preferred stock; shares of Class A preferred stock; depositary shares for such preferred stock or Class A preferred stock; an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights appertaining thereto, the "Common Stock") or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such debt securities, preferred stock or Class A preferred stock; Common Stock; or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2002.


                                                /s/ Richard J. Kogan
                                                --------------------------
                                                Richard J. Kogan

                                POWER OF ATTORNEY
                       The Bank of New York Company, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution, and in the undersigned's name, place and stead and in the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such registration statement or statements including if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC") under the Act, and to sign and file with the SEC any and all amendments to such registration statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, with respect to the registration of up to $2,390,000,000 of debt and equity securities of the Company, including, without limitation, debt securities; shares of preferred stock; shares of Class A preferred stock; depositary shares for such preferred stock or Class A preferred stock; an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights appertaining thereto, the "Common Stock") or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such debt securities, preferred stock or Class A preferred stock; Common Stock; or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2002.

                                                /s/ John A. Luke, Jr.
                                                --------------------------
                                                John A. Luke, Jr.

                                POWER OF ATTORNEY
                       The Bank of New York Company, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution, and in the undersigned's name, place and stead and in the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such registration statement or statements including if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC") under the Act, and to sign and file with the SEC any and all amendments to such registration statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, with respect to the registration of up to $2,390,000,000 of debt and equity securities of the Company, including, without limitation, debt securities; shares of preferred stock; shares of Class A preferred stock; depositary shares for such preferred stock or Class A preferred stock; an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights appertaining thereto, the "Common Stock") or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such debt securities, preferred stock or Class A preferred stock; Common Stock; or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2002.

                                                /s/ John C. Malone
                                                --------------------------
                                                John C. Malone

                                POWER OF ATTORNEY
                       The Bank of New York Company, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution, and in the undersigned's name, place and stead and in the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such registration statement or statements including if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC") under the Act, and to sign and file with the SEC any and all amendments to such registration statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, with respect to the registration of up to $2,390,000,000 of debt and equity securities of the Company, including, without limitation, debt securities; shares of preferred stock; shares of Class A preferred stock; depositary shares for such preferred stock or Class A preferred stock; an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights appertaining thereto, the "Common Stock") or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such debt securities, preferred stock or Class A preferred stock; Common Stock; or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2002.

                                                /s/ Paul Myners
                                                --------------------------
                                                Paul Myners

                                POWER OF ATTORNEY
                       The Bank of New York Company, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution, and in the undersigned's name, place and stead and in the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such registration statement or statements including if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC") under the Act, and to sign and file with the SEC any and all amendments to such registration statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, with respect to the registration of up to $2,390,000,000 of debt and equity securities of the Company, including, without limitation, debt securities; shares of preferred stock; shares of Class A preferred stock; depositary shares for such preferred stock or Class A preferred stock; an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights appertaining thereto, the "Common Stock") or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such debt securities, preferred stock or Class A preferred stock; Common Stock; or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2002.

                                                /s/ Catherine A. Rein
                                                --------------------------
                                                Catherine A. Rein

                                POWER OF ATTORNEY
                       The Bank of New York Company, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution, and in the undersigned's name, place and stead and in the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such registration statement or statements including if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC") under the Act, and to sign and file with the SEC any and all amendments to such registration statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, with respect to the registration of up to $2,390,000,000 of debt and equity securities of the Company, including, without limitation, debt securities; shares of preferred stock; shares of Class A preferred stock; depositary shares for such preferred stock or Class A preferred stock; an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights appertaining thereto, the "Common Stock") or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such debt securities, preferred stock or Class A preferred stock; Common Stock; or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2002.


                                                /s/ William C. Richardson
                                                --------------------------
                                                William C. Richardson

                                POWER OF ATTORNEY
                       The Bank of New York Company, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution, and in the undersigned's name, place and stead and in the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such registration statement or statements including if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC") under the Act, and to sign and file with the SEC any and all amendments to such registration statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, with respect to the registration of up to $2,390,000,000 of debt and equity securities of the Company, including, without limitation, debt securities; shares of preferred stock; shares of Class A preferred stock; depositary shares for such preferred stock or Class A preferred stock; an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights appertaining thereto, the "Common Stock") or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such debt securities, preferred stock or Class A preferred stock; Common Stock; or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2002.

                                                /s/ Brian L. Roberts
                                                --------------------------
                                                Brian L. Roberts

                                POWER OF ATTORNEY
                       The Bank of New York Company, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution, and in the undersigned's name, place and stead and in the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such registration statement or statements including if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC") under the Act, and to sign and file with the SEC any and all amendments to such registration statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, with respect to the registration of up to $2,390,000,000 of debt and equity securities of the Company, including, without limitation, debt securities; shares of preferred stock; shares of Class A preferred stock; depositary shares for such preferred stock or Class A preferred stock; an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights appertaining thereto, the "Common Stock") or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such debt securities, preferred stock or Class A preferred stock; Common Stock; or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2002.

                                                        /s/ Bruce Van Saun
                                                        ----------------------
                                                        Bruce W. Van Saun

                                POWER OF ATTORNEY
                       The Bank of New York Company, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution, and in the undersigned's name, place and stead and in the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such registration statement or statements including if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC") under the Act, and to sign and file with the SEC any and all amendments to such registration statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, with respect to the registration of up to $2,390,000,000 of debt and equity securities of the Company, including, without limitation, debt securities; shares of preferred stock; shares of Class A preferred stock; depositary shares for such preferred stock or Class A preferred stock; an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights appertaining thereto, the "Common Stock") or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such debt securities, preferred stock or Class A preferred stock; Common Stock; or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2002.

                                                        /s/ Thomas A. Renyi
                                                        ----------------------
                                                        Thomas A. Renyi